UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2014

Cole Credit Property Trust IV, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54939	27-3148022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In connection with the merger (the “Merger”) of Cole Real Estate Investments, Inc. (“Cole”) with and into Clark Acquisition, LLC (“Merger Sub”), with Merger Sub surviving the Merger as a wholly owned subsidiary of American Realty Capital Properties, Inc. (“ARCP”), Christopher H. Cole voluntarily resigned as a member of the Board of Directors (the “Board”) of Cole Credit Property Trust IV, Inc. (the “Company”), effective as of February 7, 2014. This resignation was not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.
In connection with the resignation of Mr. Cole, the Board appointed Nicholas S. Schorsch as a director of the Company effective as of February 7, 2014 to fill the vacancy on the Board resulting from the resignation of Mr. Cole. Mr. Schorsch will serve until the Company’s next annual meeting of stockholders and until his successor is duly elected and qualifies or until his earlier resignation or removal in accordance with the Company’s organizational documents and applicable law.
In addition, in connection with the Merger, Mr. Cole stepped down from his roles as the chairman, president and chief executive officer of the Company, effective as of February 7, 2014. In connection with such resignation, the Board appointed Mr. Schorsch as the chairman, president and chief executive officer of the Company, effective as of February 7, 2014.
The Company will not compensate Mr. Schorsch for his services rendered as a director or executive officer of the Company. There are no related party transactions involving Mr. Schorsch that are reportable under Item 404(a) of Regulation S-K. The Company is not aware of any family relationship among Mr. Schorsch and any directors or executive officers of the Company. A description of Mr. Schorsch’s background is set forth below.
Mr. Schorsch, age 52, has served as the Company’s chairman, chief executive officer and president since February 2014. He has served as chief executive officer of Cole REIT Advisors IV, LLC, the Company’s advisor, since February 2014. In addition, Mr. Schorsch serves in the following positions for certain other programs sponsored by Cole Capital™ and certain affiliates of Cole Capital:

Entity	Position(s)	Dates
Cole Credit Property Trust, Inc. Cole Corporate
Income Trust, Inc., Cole Real Estate Income
Strategy (Daily NAV), Inc., Cole Office &
Industrial REIT (CCIT II), Inc., Cole Credit
Property Trust V, Inc. . . . . . . . . . . . . . . . . . . . . .

	Chairman, chief executive officer and president	February 2014 — Present
Cole REIT Advisors, LLC, Cole REIT Advisors
III, LLC, Cole Corporate Income Advisors, LLC,
Cole Real Estate Income Strategy (Daily NAV)
Advisors, LLC, Cole Corporate Income Advisors
II, LLC, Cole REIT Advisors V, LLC, Cole
Realty Advisors, Inc., CREI Advisors, LLC,
Cole Capital Partners, LLC, Cole Capital
Advisors, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .
	Chief executive officer	February 2014 — Present
Cole Capital Corporation . . . . . . . . . . . . . . . . . . .	Director	February 2014 — Present
Mr. Schorsch also served as chairman of the board of directors of American Realty Capital Trust, Inc. (“ARCT”) from August 2007 until the close of ARCT’s merger with Realty Income Corporation in January 2013 and, until March 2012, the chief executive officer of ARCT, the ARCT advisor and the ARCT property manager since their formation in August 2007. Mr. Schorsch has served as chairman of American Realty Capital New York Recovery REIT, Inc. (“NYRR”) and the chief executive officer of NYRR, the NYRR property manager and the NYRR advisor since their formation in October 2009. Mr. Schorsch has served as the chief executive officer of the Phillips Edison - ARC Shopping Center REIT Inc. advisor since its formation in December 2009. Mr. Schorsch has been the chairman of American Realty Capital - Retail Centers of America, Inc. (“ARC RCA”) and the chief executive officer of ARC RCA and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively. Mr. Schorsch has been the chairman and the chief executive officer of American Realty Capital Healthcare Trust, Inc. (“ARC HT”), the ARC HT advisor and the ARC HT property manager since their formation in August 2010. Mr. Schorsch has been chairman and the chief executive officer of Business Development Corporation of America (“BDCA”) since its formation in May 2010. Mr. Schorsch has been the chairman of American Realty Capital Daily Net Asset Value Trust, Inc. (“ARC DNAV”) and chief executive officer of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager since their formation in September 2010. Mr. Schorsch also has been the chairman of ARCP and chief executive officer of ARCP and the ARCP manager since their formation in December 2010 and November 2010, respectively. Mr. Schorsch served as chairman of American Realty Capital Trust III, Inc. (“ARCT III”) and chief executive officer of ARCT

III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with ARCP in February 2013. Mr. Schorsch has been the chairman of American Realty Capital Global Trust, Inc. (“ARC Global”) and chief executive officer of ARC Global, the ARC Global advisor and the ARC Global property manager since their formation in July 2011, July 2011 and January 2012, respectively. He also served as chairman of American Realty Capital Trust IV, Inc. (“ARCT IV”) and the chief executive officer of ARCT IV, the ARCT IV advisor and the ARCT IV property manager from their formation in February 2012 until the close of ARCT IV’s merger with ARCP in January 2014. Mr. Schorsch also has served as the chairman of the board of directors of American Realty Capital Healthcare Trust II, Inc. (“ARC HT II”) since its formation in October 2012. Mr. Schorsch has served as the chairman of the board of directors and chief executive officer of ARC Realty Finance Trust, Inc. (“ARC RFT”) since its formation in November 2012 and as chief executive officer of the ARC RFT advisor since its formation in November 2012. Mr. Schorsch has served as chairman of the board of directors of American Realty Capital Trust V, Inc. (“ARCT V”) and as chief executive officer of ARCT V, the ARCT V advisor and the ARCT V property manager since their inception in January 2013. Mr. Schorsch has served as chief executive officer of the Phillips Edison - ARC Grocery Center REIT II, Inc. (“PE-ARC II”) advisor since July 2013. Mr. Schorsch has served as chairman of the board of directors of American Realty Capital Hospitality Trust, Inc. (“ARC HOST”) since August 2013 and as a member of the board of managers of the ARC HOST sub-property manager since August 2013. Mr. Schorsch has served as a director of American Energy Capital Partners, LP’s general partner since its formation in October 2013. Mr. Schorsch has served as executive chairman of the board of directors of RCS Capital Corporation (“RCS Capital”) since February 2013. From September 2006 to July 2007, Mr. Schorsch was chief executive officer of American Realty Capital, a real estate investment firm. Mr. Schorsch founded and formerly served as president, chief executive officer and vice chairman of American Financial Realty Trust (“AFRT”) from its inception as a real estate investment trust (“REIT”) in September 2002 until August 2006. AFRT was a publicly traded REIT (which was listed on the NYSE within one year of its inception) that invested exclusively in offices, operation centers, bank branches, and other operating real estate assets that are net leased to tenants in the financial services industry, such as banks and insurance companies. Through American Financial Resource Group (“AFRG”) and its successor corporation, AFRT, Mr. Schorsch executed in excess of 1,000 acquisitions, both in acquiring businesses and real estate property with transactional value of approximately $5 billion, while also operating offices in Europe that focused on sale and leaseback and other property transactions in Spain, France, Germany, Finland, Norway and the United Kingdom. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young. From 1995 to September 2002, Mr. Schorsch served as chief executive officer and president of AFRG, AFRT’s predecessor, a private equity firm founded for the purpose of acquiring operating companies and other assets in a number of industries. Prior to AFRG, Mr. Schorsch served as president of a non-ferrous metal product manufacturing business, Thermal Reduction. He successfully built the business through mergers and acquisitions and ultimately sold his interests to Corrpro (NYSE) in 1994.
The description of the Merger provided in Item 8.01 below is incorporated by reference herein.
Item 8.01    Other Events
As disclosed previously in the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission on October 28, 2013, Cole entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ARCP and Merger Sub on October 22, 2013. The Merger Agreement provided for the merger of Cole with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of ARCP. The Merger was completed on February 7, 2014. Despite the indirect change of control that occurred for the Company’s advisor, dealer manager, property manager and sponsor as a result of the consummation of the Merger, such entities are expected to continue to serve in their respective capacities to the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2014	COLE CREDIT PROPERTY TRUST IV, INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting
Principal Accounting Officer